Exhibit 10.1

Notice of Blackout Period

QIWI plc (the “Company”)

(As Required by Rule 104 Under SEC Regulation Blackout Trading Restriction)

To:	All Directors and Officers of QIWI plc and Specified Persons according to the Insider trading policy

Date:15 April, 2024

Subject:Notice of Blackout Trading Restriction Period (the “BTR Blackout Period”)

Classes of Securities Subject to the BTR Blackout Period

This notice is to inform you of significant restrictions on your ability to transact in the Company’s (i) Class A ordinary shares, (ii) Class B ordinary shares and (iii) American Depositary Shares, each representing one Class B ordinary share (the foregoing (i), (ii) and (iii), together with any derivative security thereof including options or units, “QIWI Stock”), during an upcoming BTR Blackout Period. The additional restrictions during this period are imposed on the Company’s directors and officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, by Section 306(a) of the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission (“SEC”) Regulation Blackout Trading Restriction (“BTR”) and Specified Persons according to the Insider trading policy.

The purpose of this Notice is to inform you of the impending BTR Blackout Period, during which you generally will be prohibited from effecting any direct or indirect transactions in QIWI Stock. We are obligated under the Sarbanes-Oxley Act to provide you with this Notice, which contains specific information regarding the BTR Blackout Period.

Reasons for the BTR Blackout Period

The reason for the current BTR Blackout Period is FY2023 financial results disclosure.

Length of Blackout Period

The BTR Blackout Period began on February 29, 2024 at the start of trading and is expected to end at the start of trading of the second business day following the date of the publication of FY2023 financial results press-release, i.e. on April 24, 2024.

If there is a change to the beginning date or the length of the BTR Blackout Period, the Company will provide you with notice of such adjustment as soon as reasonably practicable. You may obtain, without charge, the actual beginning and ending dates of the BTR Blackout Period and answers to other inquiries about the BTR Blackout Period, by contacting ir@qiwi.global.

Restrictions on Directors and Section 16 Officers and and Specified Persons according to the Insider trading policy During the BTR Blackout Period

During the BTR Blackout Period, the Company’s directors and Section 16 officers and and Specified Persons according to the Insider trading policy will be subject to the trading restrictions imposed under Section 306(a) of the Sarbanes-Oxley Act of 2002 for the duration of the BTR Blackout Period. Subject to limited exceptions, these restrictions generally prohibit the direct or indirect purchase, sale or other acquisition or transfer of any QIWI Stock.

If you engage in a transaction that violates these laws and regulations, you may be required to disgorge your profits from the transaction, and you may be subject to fines or other sanctions. Because of the complexity of the regulations and the severity of the penalties and other remedies, please contact ir@qiwi.global with any questions you may have regarding this notice.

Notice of Blackout Period

QIWI plc (the “Company”)

(As Required by Rule 104 Under SEC

Regulation Blackout Trading Restriction)

To:	All Directors and Officers of QIWI plc and Specified Persons according to the Insider trading policy

Date:01 April, 2024

Subject:Notice of Blackout Trading Restriction Period (the “BTR Blackout Period”)

Classes of Securities Subject to the BTR Blackout Period

This notice is to inform you of significant restrictions on your ability to transact in the Company’s (i) Class A ordinary shares, (ii) Class B ordinary shares and (iii) American Depositary Shares, each representing one Class B ordinary share (the foregoing (i), (ii) and (iii), together with any derivative security thereof including options or units, “QIWI Stock”), during an upcoming BTR Blackout Period. The additional restrictions during this period are imposed on the Company’s directors and officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, by Section 306(a) of the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission (“SEC”) Regulation Blackout Trading Restriction (“BTR”) and Specified Persons according to the Insider trading policy.

The purpose of this Notice is to inform you of the impending BTR Blackout Period, during which you generally will be prohibited from effecting any direct or indirect transactions in QIWI Stock. We are obligated under the Sarbanes-Oxley Act to provide you with this Notice, which contains specific information regarding the BTR Blackout Period.

Reasons for the BTR Blackout Period

The reason for the current BTR Blackout Period is 4Q2023 and FY2023 financial results disclosure.

Length of Blackout Period

The BTR Blackout Period began on February 29, 2024 at the start of trading and is expected to end at the start of trading of the second business day following the date of the publication of FY2023 financial results press-release, i.e. on April 16, 2024.

If there is a change to the beginning date or the length of the BTR Blackout Period, the Company will provide you with notice of such adjustment as soon as reasonably practicable. You may obtain, without charge, the actual beginning and ending dates of the BTR Blackout Period and answers to other inquiries about the BTR Blackout Period, by contacting ir@qiwi.global.

Restrictions on Directors and Section 16 Officers and and Specified Persons according to the Insider trading policy During the BTR Blackout Period

During the BTR Blackout Period, the Company’s directors and Section 16 officers and and Specified Persons according to the Insider trading policy will be subject to the trading restrictions imposed under Section 306(a) of the Sarbanes-Oxley Act of 2002 for the duration of the BTR Blackout Period. Subject to limited exceptions, these restrictions generally prohibit the direct or indirect purchase, sale or other acquisition or transfer of any QIWI Stock.

If you engage in a transaction that violates these laws and regulations, you may be required to disgorge your profits from the transaction, and you may be subject to fines or other sanctions. Because of the complexity of the regulations and the severity of the penalties and other remedies, please contact ir@qiwi.global with any questions you may have regarding this notice.

Notice of Blackout Period

QIWI plc (the “Company”)

(As Required by Rule 104 Under SEC
Regulation Blackout Trading Restriction)

To:	All Directors and Officers of QIWI plc and Specified Persons according to the Insider trading policy

Date:28 February, 2024

Subject:Notice of Blackout Trading Restriction Period (the “BTR Blackout Period”)

Classes of Securities Subject to the BTR Blackout Period

This notice is to inform you of significant restrictions on your ability to transact in the Company’s (i) Class A ordinary shares, (ii) Class B ordinary shares and (iii) American Depositary Shares, each representing one Class B ordinary share (the foregoing (i), (ii) and (iii), together with any derivative security thereof including options or units, “QIWI Stock”), during an upcoming BTR Blackout Period. The additional restrictions during this period are imposed on the Company’s directors and officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, by Section 306(a) of the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission (“SEC”) Regulation Blackout Trading Restriction (“BTR”) and Specified Persons according to the Insider trading policy.

The purpose of this Notice is to inform you of the impending BTR Blackout Period, during which you generally will be prohibited from effecting any direct or indirect transactions in QIWI Stock. We are obligated under the Sarbanes-Oxley Act to provide you with this Notice, which contains specific information regarding the BTR Blackout Period.

Reasons for the BTR Blackout Period

The reason for the current BTR Blackout Period is 4Q2023 and FY2023 financial results disclosure.

Length of Blackout Period

The BTR Blackout Period is expected to begin on February 29, 2024 at the start of trading and is expected to to end at the start of trading of the second business day following the date of the publication of 4Q2023 and FY2023 financial results press-release, i.e. on April 2, 2024.

If there is a change to the beginning date or the length of the BTR Blackout Period, the Company will provide you with notice of such adjustment as soon as reasonably practicable. You may obtain, without charge, the actual beginning and ending dates of the BTR Blackout Period and answers to other inquiries about the BTR Blackout Period, by contacting ir@qiwi.global.

Restrictions on Directors and Section 16 Officers and and Specified Persons according to the Insider trading policy During the BTR Blackout Period

During the BTR Blackout Period, the Company’s directors and Section 16 officers and and Specified Persons according to the Insider trading policy will be subject to the trading restrictions imposed under Section 306(a) of the Sarbanes-Oxley Act of 2002 for the duration of the BTR Blackout Period. Subject to limited exceptions, these restrictions generally prohibit the direct or indirect purchase, sale or other acquisition or transfer of any QIWI Stock.

If you engage in a transaction that violates these laws and regulations, you may be required to disgorge your profits from the transaction, and you may be subject to fines or other sanctions. Because of the complexity of the regulations and the severity of the penalties and other remedies, please contact ir@qiwi.global with any questions you may have regarding this notice.

Notice of Blackout Period

QIWI plc (the “Company”)

(As Required by Rule 104 Under SEC
Regulation Blackout Trading Restriction)

To:	All Directors and Officers of QIWI plc and Specified Persons according to the Insider trading policy

Date:17 October, 2023

Subject:Insider Trading policy information: blackout period in relation to 3Q23 financial results

Dear Specified Persons,

Please be informed that we are entering the blackout period which will be valid from October 20, 2023 till ~November 22, 2023 (please check with IR Team if necessary).

Please find supporting materials (policies, presentation with highlights and self-checking algorithm) at XXX.

Notice of Blackout Period

QIWI plc (the “Company”)

(As Required by Rule 104 Under SEC

Regulation Blackout Trading Restriction)

To:	All Directors and Officers of QIWI plc and Specified Persons according to the Insider trading policy

Date:18 July, 2023

Subject:Insider Trading policy information: blackout period in relation to 2Q23 financial results

Please be informed that we have entered the blackout period which will be valid till ~August 22, 2023 (please check with IR Team if necessary).

Please find supporting materials (policies, presentation with highlights and self-checking algorithm) at XXX.

Notice of Blackout Period

QIWI plc (the “Company”)

(As Required by Rule 104 Under SEC

Regulation Blackout Trading Restriction)

To:	All Directors and Officers of QIWI plc and Specified Persons according to the Insider trading policy

Date:28 April, 2023

Subject:Insider Trading policy information: blackout period in relation to 1Q23 financial results

Please be informed that we have entered the blackout period which will be valid till ~May 30, 2023 (please check with IR Team if necessary).

Please find supporting materials (policies, presentation with highlights and self-checking algorithm) at XXX.

Notice of Blackout Period

QIWI plc (the “Company”)

(As Required by Rule 104 Under SEC

Regulation Blackout Trading Restriction)

To:	All Directors and Officers of QIWI plc and Specified Persons according to the Insider trading policy

Date:2 March, 2023

Subject:Insider Trading policy information: blackout period in relation to 2022 financial results

Please be informed that we have entered the blackout period which will be valid till ~3d of April 2023 (please check with IR Team if necessary).

Please find supporting materials (policies, presentation with highlights and self-checking algorithm) at XXX.